Exhibit 99.2

Third Quarter 2006 Results October 24, 2006

2 This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements reflect management's current views with respect to future events and are subject to risks and uncertainties. Factors and uncertainties that could cause our actual results to differ significantly from the results discussed in the forward-looking statements include, but are not limited to: general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; the availability and price of raw materials we use; fluctuations in the cost of purchased energy; fluctuations in the costs we incur to transport the raw materials we use and the products we manufacture; assumptions related to pension and post-retirement costs; assumptions related to accounting for impaired assets; the collectibility of loans and accounts receivable and related provisions for losses; competitive actions by other companies; changes in laws or regulations and actions or restrictions of regulatory agencies; the accuracy of certain judgments and estimates concerning our integration of acquired operations; our ability to execute certain strategic and business improvement initiatives; and other factors, many of which are beyond our control. Our actual results, performance, or achievement could differ materially from those expressed in, or implied by, these forward-looking statements, and accordingly, we can give no assurances that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. We expressly disclaim any obligation to publicly revise any forward-looking statements contained in this release to reflect the occurrence of events after the date of this presentation. This presentation includes non-GAAP financial measures. The required reconciliations to GAAP financial measures are included in our earnings release, which can be found at www.templeinland.com.

Third Quarter Results Net Income $ 96 $ 38 $ 192 Diluted EPS $ 0.87 $ 0.33 $ 1.71 Average Diluted Shares 110.3 114.1 111.8 3rd Qtr 3rd Qtr 2nd Qtr 2006 2005 2006 TIN 3 Repurchased 2.2 million shares in 3rd qtr. 2006 Reduced debt $124 million in 3rd qtr. 2006

Third Quarter Results (cont'd) Net income per dil. share $ 0.87 $ 0.33 $ 1.71 Special items 0.06 0.14 (0.73) Net income per dil. share $ 0.93 $ 0.47 $ 0.98 excluding special items * 3rd Qtr 3rd Qtr 2nd Qtr 2006 2005 2006 4 3rd qtr. 2006 after-tax special items - $6 million, $0.06 per share - Principally related to converting facility closures and increased litigation reserves * See earnings release on our website for information concerning non-GAAP financial measures

Third Quarter Segment Results Operating Income (millions) Corrugated Packaging $ 74 $ 15 $ 67 Forest Products 83 61 101 Real Estate 15 10 9 Financial Services 58 61 62 $230 $147 $239 3rd Qtr 3rd Qtr 2nd Qtr 2006 2005 2006 5 Note: We have recast prior period segment operating income to reflect the classification of the new business segment, real estate.

Corrugated Packaging 3rd Qtr 3rd Qtr 2nd Qtr 2006 2005* 2006 $ 74 $ 15 $ 67 Operating income (millions) 6 Price - 3rd qtr. 2006 avg. box price up $82/ton vs. 3rd qtr. 2005 avg. - 3rd qtr. 2006 avg. box price up $28/ton vs. 2nd qtr. 2006 avg. - October 2006 avg. box price up approx. $7/ton vs. 3rd qtr. 2006 avg. and up approx. $97/ton vs. low point in 4th qtr. 2005 * 3rd qtr. 2005 operating income negatively impacted $10 million from hurricane related downtime and start-up expenses

Corrugated Packaging (Cont'd) TIN Box Volumes 7 Volume Per Workday Basis 3rd qtr. 2006 vs. 3rd qtr. 2005 (3%) 3rd qtr. 2006 vs. 2nd qtr. 2006 (6%) Third quarter 2006 box shipments compared with third quarter 2005 negatively impacted by: Sale of Performance Sheets (August 25, 2006) 13,000 tons Temp. closure of Binghamton plant due to flooding 5,000 tons 18,000 tons Third quarter 2006 box shipments compared with second quarter 2006 negatively impacted by: Normal seasonal pattern; Mexico 32,000 tons Sale of Performance Sheets (August 25, 2006) 13,000 tons Temp. closure of Binghamton plant due to flooding 5,000 tons 50,000 tons

Corrugated Packaging (Cont'd) Box Plant Closures - Closed three box plants since 3rd qtr. 2005 - Closed eleven box plants since 3rd qtr. 2003 Volume impact from sale of Performance Sheets - Performance Sheets average quarterly volume approximately 30,000 tons 8

Corrugated Packaging (Cont'd) Freight Freight costs up $8 million vs. 3rd qtr. 2005, but down $5 million vs. 2nd qtr. 2006 Energy Energy costs down $4 million vs. 3rd qtr. 2005 and down $1 million vs. 2nd qtr. 2006 9

Corrugated Packaging (Cont'd) Recycled Fiber - Recycled fiber costs up $8/ton vs. 3rd qtr. 2005 and up $17/ton vs. 2nd qtr. 2006 3rd qtr. 2006 Outage - Previously announced mill outage at Bogalusa - $7 million impact in 3rd qtr. 2006 4th qtr. 2006 - No planned outages 10

Forest Products 3rd Qtr 3rd Qtr 2nd Qtr 2006 2005 2006 $ 83 $ 61 $ 101 Operating income (millions) Lumber - Average price down $105/mbf vs. 3rd qtr. 2005 and down $51/mbf vs. 2nd qtr. 2006 - Volume up 8% vs. 3rd qtr. 2005, but down 4% vs. 2nd qtr. 2006 - Current prices $15/mbf lower than 3rd qtr. 2006 avg. price 11 Note: We have recast prior period segment operating income to reflect the classification of the new business segment, real estate.

Forest Products (Cont'd) Gypsum - Average price up $53/msf vs. 3rd qtr. 2005 and up $10/msf vs. 2nd qtr. 2006 - Volume down 13% vs. 3rd qtr. 2005 (adjusted for the acquisition of Standard Gypsum) and down 16% vs. 2nd qtr. 2006 - Current gypsum prices down $16/msf vs. 3rd qtr. 2006 avg. price 12 Particleboard - Average price up $85/msf vs. 3rd qtr. 2005 and up $36/msf vs. 2nd qtr. 2006 - Volume up 1% vs. 3rd qtr. 2005, but down 1% vs. 2nd qtr. 2006

Real Estate 3rd Qtr 3rd Qtr 2nd Qtr 2006 2005 2006 $ 15 $ 10 $ 9 Operating income (millions) 13 Entitlement Activity During 3rd qtr. 2006, zoning approved for 180-acre single- family residential development in Bartow County, GA

Real Estate (Cont'd) High-Value Land Avg. price per acre - $7,800* Acres sold - 660* $5 million gain on sale of high-value land Residential* Sold 638 lots Average revenue per lot - $53,000 Average gross profit per lot - $14,700 Commercial Sold 137 acres Average price per acre - $186,000 $6 million gain on sale of commercial land 14 * Includes Joint Venture activity

Real Estate Pipeline (Acres) 15 Note: Estimated acres and lots may vary *During 3rd qtr. 2006, approx. 4,400 acres of undeveloped land were moved into "In Entitlement Process", including approx. 4,200 acres in Texas

Financial Services 3rd Qtr 3rd Qtr 2nd Qtr 2006 2005 2006 $ 58 $ 61 $ 62 Operating income (millions) 16 3rd qtr. 2006 earnings down compared with 3rd qtr. 2005 due to: Mix in earning assets - loans to securities 3rd qtr. 2006 earnings down compared with 2nd qtr. 2006 due to: Lower average earning assets Note: We have recast prior period segment operating income to reflect the classification of the new business segment, real estate.

Corrugated Packaging Summary Closed three box plants since 3rd qtr. 2005 TIN shipments first nine months 2006 essentially flat compared with first nine months 2005 Closed eleven box plants since 3rd qtr. 2003 Total box plants reduced from 76 to 65 Despite closure of 11 box plants since 3rd qtr. 2003, our shipments are up 8% in first nine months 2006 compared with first nine months 2003; industry up 6% for same period Result is higher asset utilization & lower cost Future - Focus on Manufacturing Excellence to further increase asset utilization and lower cost 17